Commitment and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
13.	Commitments and Contingencies
Operating Leases
Company as a lessee
The Company has operating leases for office space. The leases have original lease periods expiring in 2026 with an option to renew. Renewal options are not recognized as part of the right-of-use assets and lease liabilities as it was not reasonably certain at the lease commencement date that the Company would exercise these options to extend the leases.
The Company elected certain practical expedients under ASC 842 which allows for the combination of lease and non-lease components of lease payments in determining right-of-use assets and related lease liabilities. The Company also elected the short-term lease exception. Leases with an initial term of twelve-months or less that do not include an option to purchase the under lying asset are not recorded on the consolidated balance sheets and are expensed on a straight-line basis over the lease term.
Components of lease cost included in general and administrative expenses on the consolidated statements of operations and comprehensive income are as follows:
Year Ended December 31, 2022
Lease cost
Operating lease cost	$1,652
Variable lease cost	—
Short-term lease cost	—
Sublease income	(738)
Total lease cost	$914
Supplemental cash flow information related to leases is as follows:
Year Ended December 31, 2022
Cash paid for amounts included in the measurement of lease liabilities	$1,373
Right-of-use assets obtained in exchange for lease liabilities:
Leases recognized upon adoption of ASC 842	$5,585
Supplemental balance sheet information related to leases as of December 31, 2022 is as follows (in thousands, except lease term and discount rate):
December 31, 2022
Assets:
Right-of-use assets	$4,535
Liabilities:
Accrued expenses and other current liabilities	$1,050
Lease liability	3,658
Total operating lease liabilities	$4,708
Weighted average remaining operating lease term (years)	3.3
Weighted average operating lease discount rate	11.41%
The Company’s leases do not provide a readily determinable implicit discount rate. The Company estimates its incremental borrowing rate as the discount rate based on the information available at lease commencement. Future maturities on lease liabilities as of December 31, 2022, are as follows:
2023	$1,529
2024	1,746
2025	1,799
2026	605
2027	—
Thereafter	—
Total lease payments	$5,679
Less: imputed interest	(971)
Total lease liabilities	$4,708
As of December 31, 2021, prior to the Company’s adoption of Topic 842, annual minimum payments under noncancelable operating leases were as follows:
2022	$1,508
2023	1,696
2024	1,746
2025	1,799
Thereafter	605
$7,354
Operating lease expense was $1,209 for the year ended December 31, 2021 under Topic 840.
There were no leases with residual value guarantees or executed leases that had not yet commenced as of December 31, 2022.
Company as a lessor
The Company is a sublessor on one operating lease that expires in November 2023. The Company recorded $738 and $656 in sublease income during the years ended December 31, 2022 and 2021, respectively.
Future non-cancelable rent payments from the Company's sublease tenant as of December 31, 2022 were as follows:
2023	$631
Thereafter	—
$631
Purchase Commitments
In November 2018, the Company entered into a purchase commitment for the use of cloud services, with a commitment to spend $3,100 annually between January 2020 and December 2022. Total purchases under the purchase commitment were $8,238 and $4,809 for the year ended December 31, 2022 and 2021, respectively.
CEO Bonus
George Arison became the Chief Executive Officer of Grindr on October 15, 2022. In connection with assuming his position of the Company, Mr. Arison forfeited certain compensation with his former employer. As compensation to Mr. Arison for such forfeiture, his employment agreement provides for a make-whole payment based on the target annual bonus of up to $1,200 he would have received from his previous employer. As of December 31, 2022, the Company recorded accrued bonuses payable to Mr. Arison of $1,200, which is included in “Accrued expenses and other current liabilities” on the consolidated balance sheets. Refer to Note 17 – Stock-Based Compensation for further information on Mr. Arison’s executive incentive awards.
Litigation
From time to time, the Company is subject to various legal proceedings and claims, either asserted or unasserted, that arise in the ordinary course of business. Litigation can be expensive and disruptive to normal business operations. Moreover, the results of complex legal proceedings are difficult to predict, and the Company’s view of these matters may change in the future as the litigation and events related thereto unfold. The Company expenses legal fees as incurred. The Company records a provision for contingent losses when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. Currently, it is too early to determine the outcome and probability of any legal proceedings and whether they would have a material adverse effect on the Company’s business. As of December 31, 2022 and December 31, 2021, there were no amounts accrued that the Company believes would be material to its financial position.
In January 2020, the Norwegian Consumer Council (“NCC”) submitted three complaints to the Norwegian Data Protection Authority, (“NDPA”). Datatilsynet, under Article 77(1) of the General Data Protection Regulation (“GDPR”) against the following parties: (1) Grindr and AdColony; (2) Grindr, Twitter, AppNexus, and OpenX; and (3) Grindr, and Smaato. The complaints reference a report entitled “Out Of Control: How consumers are exploited by the online advertising industry”. The NCC argued that (1) the Company lacks valid consent for data sharing, (2) the Company shares personal data under Article 9 and does not have a legal basis for processing personal data under Article 9, and (3) the Company does not provide clear information about data sharing, which infringes the principle of transparency in Article (5)(1)(a) GDPR. In April 2020, the Company received an Order to Provide Information from the Datatilsynet. The Company responded to this Order and provided information to Datatilsynet in May 2020. In January 2021, the Datatilsynet sent the Company an “Advance notification of an administrative fine” of 100,000 NOK (the equivalent of approximately $10,217 using the exchange rate as of December 31, 2022) for an alleged infringement of the GDPR. This was notice of a proposed fine to which Grindr was entitled to respond before Datatilsynet made a final decision. Datatilsynet alleged (i) that Grindr disclosed personal data to third party advertisers without a legal basis in violation of Article 6(1) GDPR and (ii) that Grindr disclosed special category personal data to third party advertisers without a valid exemption from the prohibition in Article 9(1) GDPR. Grindr responded to the Advance notification on March 8, 2021, to contest the draft findings and fine. A redacted copy of Grindr’s response was made public. On April 29, 2021, Datatilsynet issued its Order To Provide Information - Grindr - Data Processors, asking, among other things, whether Grindr considered certain ad tech partners to be processors or controllers. Datatilsynet later extended the deadline to respond to June 2, 2021, and Grindr sent a response to Datatilsynet on that date. On October 11, 2021, Datatilsynet sent the Company a letter concerning Grindr’s reply to the Advance notification. In the letter, Datatilsynet clarified that the Advance notification only “pertains to data subjects on Norwegian territory,” and advised the Company of two additional complaints that had been filed (one in March 2021 and the other in September 2021) with Datatilsynet by the Norwegian Consumer Council. Datatilsynet requested any further comments or remarks to the Advance notification by November 1, 2021, but later extended the deadline to November 19, 2021. On November 19, 2021, Grindr served a response to Datatilsynet’s October 11, 2021 letter. On November 26, 2021, Datatilsynet requested any redactions to the response based upon the expectation that third parties may request a copy of Grindr’s November 19, 2021 response, and Grindr proposed redactions on the same day.
In December 2021, Datatilsynet issued a reduced administrative fine against the Company in the amount of 65,000 NOK, or approximately $6,642 using the exchange rate as of December 31, 2022, with an extended deadline for the Company to appeal through February 14, 2022. On February 14, 2022, Grindr filed an appeal brief with the DPA. On July 5, 2022, DPA requested additional documentation from Grindr, specifically regarding whether ad tech partners have deleted any Grindr user data. On August 3, 2022, Grindr, provided Datatilsynet with evidence documenting the Company standard practice of directing terminated ad tech partners to delete any remaining Grindr user data they may have. On November 24, 2022, Grindr and Kunlun entered into an escrow agreement providing for Grindr's potential access to $6,500 of funding in the event Grindr's appeal fails and Grindr is required to pay the fine. On December 7, 2022, Datatilsynet upheld the reduced administrative fine against the Company and sent its decision to the Norwegian Privacy Board for review. On February 10, 2023, Grindr submitted its response and Datatilsynet is currently continuing the process of the appeal of the administrative fine before the Privacy Board. On, March 8, 2023, Grindr received notice of the Norwegian Consumer Council's submission of comments. Grindr is preparing a response to these comments for the Privacy Review Board's consideration. Grindr is not aware when the review by the Norwegian Privacy Board will be completed. It is too early to determine the probability of there being any further proceedings, the outcome of any such proceedings, and whether such proceedings may have a material adverse effect on the Company’s business, including because of the uncertainty of (i) the ultimate amount of the fine imposed, and (ii) whether Grindr may determine to appeal or further contest the fine. As a result, an estimate of the ultimate loss cannot be made at this time. It is at least reasonably possible that a change in the administrative fine may occur in the near term.
In Summer of 2018, Grindr was informed by multiple State Attorneys General (the “Multistate”) that the Multistate was opening a formal investigation into the Company’s sharing of users’ HIV status and last tested date with third parties, and its security and processing of user geolocation information. Since August 2018 the Company has responded to multiple requests for information. In November 2020, the Multistate contacted the Company with its expected claims and findings and general proposed settlement terms that included a settlement of $11,000. The Company responded in February 2021 by providing the Multistate with a white paper detailing why the Multistate’s claims are factually and legally deficient. The Company also met with the Multistate and presented its arguments via a presentation. In May 2021, the Multistate contacted Grindr to request an extension of the tolling agreement from June 1, 2021 to October 1, 2021. On May 30, 2021, Grindr entered into a tolling agreement extension with the State Attorneys General of Arkansas, Indiana, New Jersey, North Carolina, Oregon, Vermont, and Washington, extending the tolling agreement from June 1, 2021 to August 1, 2021. In June 2021, the New Jersey Attorney General served supplemental requests on Grindr seeking, among other things, additional information related to matters discussed in Grindr’s February 2021 white paper, as well as documents regarding submissions made by Grindr to Datatilsynet. In July 2021, Grindr served initial responses and objections to the New Jersey Attorney General’s supplemental requests and subsequently agreed to an extension of the tolling agreement from August 1, 2021 to October 1, 2021. Since that time, the New Jersey Attorney General agreed to limit the scope of the supplemental requests, and Grindr agreed to provide certain information in response to the supplemental requests. In addition, Grindr agreed to enter into an additional tolling agreement extension with the State Attorneys General of Arkansas, Indiana, New Jersey, North Carolina, Oregon, Vermont, and Washington, extending the tolling agreement from October 1, 2021 to March 31, 2022. On March 16, 2022, May 27, 2022 and July 5, 2022, Grindr entered into additional extensions of the tolling agreement with the Attorneys General until May 30, 2022, June 30, 2022 and September 1, 2022, respectively. In October 2021, Grindr served an initial response to the New Jersey Attorney General’s supplemental requests, with additional responses to supplemental requests served in November and December 2021. In January 2022, Grindr submitted responses to the New Jersey Attorney General’s follow-up questions regarding the Company’s inquiry in response to The Pillar blog. On October 6, 2022, the Company was advised by the Multistate that the investigation has been closed without action and with no further action anticipated.
In December 2020, Grindr was named in a statement of claim and petition for certification of a class action in Israel (Israeli Central District Court). The statement of claims generally alleges that Grindr violated users’ privacy by sharing information with third parties without their explicit consent. The petitioner asserts several causes of action under Israeli law, including privacy breaches, unlawful enrichment, and negligence, as well as causes of action under California law, including privacy violations under the California Constitution and California common law, negligence, violation of the Unfair Competition Law, and unjust enrichment. The statement of claims seeks various forms of monetary, declaratory, and injunctive relief, in addition to certification as a class action. In June 2021, the petitioner attempted service of the statement of claims and the associated filings (all in translated form as required under applicable law) on Grindr. In November 2021, Grindr filed an initial response to the plaintiff’s Statement of Claim challenging the effectiveness of service. The plaintiff then filed opposition to Grindr’s service-related motion, raising a series of technical challenges. During the Israeli court hearing in January 2022, the Israeli court directed the plaintiff to start the service process from the beginning by seeking court permission to pursue international service on Grindr. On February 8, 2022, the Court formally permitted the Plaintiff, in ex parte, to serve the Company outside the jurisdiction. The Company should file its response to the Motion for certification (and/or preliminary jurisdictional motions) within 90 days from the date it is served. On March 30, 2022, Grindr received a package via U.S. Mail with the case documents. Grindr’s local Israeli counsel is preparing a motion seeking the court’s preliminary ruling on the question of applicable law. On July 5, 2022, the Company filed a motion to determine the governing law. Grindr believes that the claims lack merit, and it continues to consider and evaluate an appropriate response. At this time, this matter remains in its nascent stages, and it is too early to determine the likely outcome of this proceeding or whether the proceeding may ultimately have a material adverse effect on the Company’s business, including because of the uncertainty of (i) whether Grindr will incur a loss, (ii) if a loss is incurred, what the amount of that loss may be, and (iii) whether Grindr may determine to appeal or further contest the loss.